FINANCIAL EXPENSES NET (Tables)	0 Months Ended
Dec. 31, 2013
Financial Expenses Net Tables [Abstract]
Schedule of financial expenses
NOTE 18—FINANCIAL EXPENSES- NET:
	Year ended December, 31
	2013	2012	2011

	(U.S. $ in millions)
Interest expenses and other bank charges	$314	$355	$234
Foreign exchange losses - net	8	25	16
Income from investments	(32)	(26)	(44)
Gain from interest rate swap transaction	-	-	(53)
Expenses mainly from senior notes prepayment	109	32	-
Total finance expense — net	$399	$386	$153